DEUTSCHE ASSET MANAGEMENT

[GRAPHIC OMITTED]

Mutual Fund
     Semi-Annual Report
                                                                  March 31, 2001

                                                                Investment Class

Small Cap Fund


A Member of the
DEUTSCHE BANK GROUP [LOGO OMITTED]

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
TABLE OF CONTENTS

              LETTER TO SHAREHOLDERS ................................     3

              SMALL CAP FUND--INVESTMENT CLASs
                 Statement of Assets and Liabilities ................     7
                 Statement of Operations ............................     8
                 Statements of Changes in Net Assets ................     9
                 Financial Highlights ...............................    10
                 Notes to Financial Statements ......................    11

              SMALL CAP PORTFOLIO
                 Schedule of Portfolio Investments ..................    13
                 Statement of Assets and Liabilities ................    15
                 Statement of Operations ............................    16
                 Statements of Changes in Net Assets ................    17
                 Financial Highlights ...............................    18
                 Notes to Financial Statements ......................    19

                         -----------------------------
            The Fund is not insured by the FDIC and is not a deposit,
            obligation of or guaranteed by Deutsche Bank. The Fund is
             subject to investment risks, including possible loss of
                           principal amount invested.
                         -----------------------------

--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

We are pleased to present you with this semi-annual report for Deutsche Asset Management's Small Cap Fund (the `Fund'), providing a review of the markets, the Portfolio (the Fund invests all of its assets in a master portfolio with the same goal as the Fund), and our outlook as well as a complete financial summary of the Fund's operations and a listing of the Portfolio's holdings.

MARKET ACTIVITY
Small capitalization stocks outperformed both their large cap and mid cap counterparts during the six months ended March 31, 2001. Still, the semi-annual period proved to be difficult for stocks across all market capitalizations. The Russell 2000 Index returned -12.96% for the semi-annual period as compared to the S&P 500 Index return of -18.75% and the S&P MidCap 400 Index return of -14.21%. In contrast to recent years, value stocks significantly outperformed growth stocks within the small cap sector during this semi-annual period, as measured by theRussell 2000 ValueIndex versus Russell 2000 Growth Index.

Equity markets began the fourth calendar quarter with a continuation of the September 2000 sell-off. A dramatic slowdown in US GDP growth to approximately 1% in the fourth quarter versus 2.2% in the third quarter of 2000 and 5.6% in the second quarter particularly impacted the equity markets. Other factors weighing on the equity markets included a prolonged presidential election, higher fuel prices and a weak euro. Technology was the hardest hit sector, as concerns about corporate earnings and revenue growth, valuations and overall capital spending dominated. The Technology sector's weakness carried over to other sectors, as companies pre-announced lowered earnings due to weak demand and higher costs.

The first calendar quarter of 2001 experienced a brief, sharp rally in response to two interest rate cuts of 0.50% each by the Federal Reserve Board during January. Also, a true `January Effect' occurred in the small cap market, whereby a large amount of cash flowed into the market following tax loss selling during the previous quarter. The result was that companies with the smallest market capitalizations delivered the best returns during January. Weakness across all segments of the equity markets quickly resumed, however, and continued through the quarter despite an additional interest rate cut of 0.50% on March 20. Investors remained cautious, as US economic growth remained slow and corporate earnings announcements and forecasts continued to be revised downward. Signs of a slowdown in global economic growth also negatively impacted the equity markets. As in the previous months, technology stocks were impacted particularly hard, as were telecommunications stocks. It had become increasingly clear that the rapid pace of growth in these two sectors over the past few years, driven in large part by Y2K and Internet spending, was not sustainable.

INVESTMENT REVIEW
The Fund outperformed its benchmarks for the six-month period, particularly well worth noting given the extremely high volatility in the small cap equity market during this semi-annual period. Specific stock selection and sector positioning had mixed results.

More specifically, among the Fund's best performers during the semi-annual period were D.R. Horton, Inc. in the Producer Durables sector, Resmed, Inc. in the Health Care sector and BJ Services Co. in the Energy sector.

Over the semi-annual period, positions in the Transportation and Energy sectors contributed to positive performance, but negative returns from the Technology and Health Care sectors hindered Fund performance. During the fourth quarter of 2000, the Credit Sensitive sector contributed strong returns. During the first quarter of 2001, the Capital Goods sector added to negative performance.

--------------------------------------------------------------------------------
 TEN LARGEST STOCK HOLDINGS
 (percentages are based on total net assets of the Portfolio)
--------------------------------------------------------------------------------
   Resmed, Inc. ...............................  3.97%
   Commercial Federal Corp. ...................  2.41
   Barrett Resources Corp. ....................  2.33
   USfreightways Corp. ........................  2.23
   LNR Property Corp. .........................  2.18
   Labranche & Company, Inc. ..................  2.15
   Accredo Health Inc. ........................  2.13
   Global Industries, Ltd. ....................  2.09
   Philadelphia Suburban Co. ..................  2.05
   Lennar Corp. ...............................  2.05

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                                        3

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

MANAGER OUTLOOK
Our outlook for the equity markets in general is cautiously optimistic. The question remains whether the US is currently experiencing an economic `soft landing' or is headed for a recession. At present, economic data seems to point to moderate economic growth, contained inflationary pressures, the possibility of a near-term tax cut for the consumer and an accommodating Federal Reserve Board expected to lower interest rates through the second quarter of 2001. In our view, most economic indicators have not yet declined to levels that would qualify as a recession.

Given this economic view, we believe that profitability and market performance for the small cap equity market should have the potential to compare favorably to the other US equity market segments. A key driver of small cap market performance in the months ahead should be access to and cost of capital. In a declining interest rate environment, the cost of capital spreads between larger and smaller firms usually narrow. As those spreads narrow, the relative access to capital for small cap companies has, from a historical perspective, improved. Should current market weakness persist, however, there could be credit crunch concerns for some smaller firms.

The small cap universe, representing well over 90% of all publicly traded domestic companies, continues to provide an excellent source for corporate America and others to recognize value in those companies with solid fundamentals early in their growth cycle. We believe ongoing restructuring and consolidation and increased merger and acquisition activity will continue to create opportunities for small cap investors. Adding to our overall favorable outlook for the small cap equity market in particular are favorable fundamentals. Small cap profit growth estimates are expected to beat their large cap counterparts for the first quarter of 2001, making this the fourth consecutive quarter, if projections are achieved, small caps will have beaten large caps in profit growth.

In our view, the relative outperformance of small cap stocks compared to large cap stocks in calendar years 1999 and 2000 and into the first quarter of 2001 may be the beginning of an extended period of outstanding performance. The first quarter of 2001 saw a more disciplined market, as relative valuations impacted market performance. We believe small cap stocks continue to be relatively and attractively undervalued.

-----------------------------------------------------------------------------------------------------------------
                                                                 CUMULATIVE                        AVERAGE ANNUAL
                                                              TOTAL RETURNS                         TOTAL RETURNS
   Periods Ended           6 Months    1 Year   3 Years   5 Years     Since   1 Year  3 Years   5 Years     Since
   March 31, 2001                                                 Inception                             Inception
-----------------------------------------------------------------------------------------------------------------
 Small Cap Fund 1
   Investment Class
   (inception 10/21/93)      (12.42)%  (17.79)%  32.93%   68.24%   258.75%   (17.79)%   9.95%    10.97%   18.73%
-----------------------------------------------------------------------------------------------------------------
 Russell 2000 Index 2        (12.96)%  (15.33)%  (2.65)%  45.31%    92.63%4  (15.33)%  (0.89)%    7.76%    9.24%4
-----------------------------------------------------------------------------------------------------------------
 Russell 2000
   Growth Index 2            (32.33)%  (39.81)% (14.84)%  13.23%    52.69%4  (39.81)%  (5.21)%    2.52%    5.87%4
-----------------------------------------------------------------------------------------------------------------
 Lipper Small Cap Growth
   Funds Average 3           (30.60)%  (33.74)%   9.48%   54.92%   104.78%4  (33.74)%   2.09%     8.40%    9.70%4
-----------------------------------------------------------------------------------------------------------------

1 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by the Advisor and Administrator.
2 The Russell 2000 Index is an unmanaged index which tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Benchmark returns do not reflect expenses that have been deducted from the Fund's returns.
3 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. These figures do not reflect sales charges. On March 31, 2001, Lipper reclassified SmallCap Fund from the Lipper Mid Cap Growth Funds Average to the Lipper SmallCap Growth Funds Average.
4  Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------
                                       4

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------
 SECTOR DIVERSIFICATION
 By Sector as of March 31, 2001
 (percentages are based on market value of total investments in the Portfolio)
--------------------------------------------------------------------------------
   Health Care ..............................   14.35%
   Consumer Discretionary ...................   14.31
   Other Energy .............................   11.99
   Financial Services .......................   11.33
   Producer Durables ........................   10.82
   Auto and Transportation ..................    9.10
   Technology ...............................    7.96
   Materials and Processing .................    7.94
   Utilities ................................    5.19
   Cash .....................................    4.07
   Consumer Staples .........................    2.17
   Other ....................................    0.77
                                              -------
                                               100.00%
                                              =======

Still, we believe there are several risks to the equity markets in general, including the small cap market, over the rest of the year. These include:
o   ongoing deterioration in business capital spending and consumer spending
o persistent weakness in investor and consumer sentiment, as companies continue to report uneven and negative data, including weak profit forecasts and lay-off announcements, and
o   uncertainty over energy prices and the global manufacturing slowdown.

Earnings disappointments continue to present a primary investment risk. However, we expect strong earnings growth to be the key driver of smaller companies' future performance.

Given the recent high volatility in the stock market, it is important to keep in mind that we remain disciplined in our process, and we continue to:
o focus on companies that we believe offer compelling valuations relative to their growth rates
o focus on companies that historically have had strong, consistent earnings and revenue growth
o use extensive fundamental research to identify attractive investment opportunities in unrecognized growth companies and sectors
o   strictly adhere to our sell discipline seeking to help mitigate risk, and
o seek to use the volatility of the marketplace to our investors' advantage by initiating or adding to positions based on weakness.

It is important to remember that investors should take a long-term view when investing in this segment of the market, as returns can be volatile in the short term.

We will continue to monitor economic conditions and their effect on financial markets as we seek long-term capital growth.


/S/SIGNATURE
Audrey M.T. Jones and Doris R. Klug
Portfolio Managers of the
SMALL CAP PORTFOLIO
March 31, 2001

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                                       5

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON

[LINE GRAPH OMITTED]
[PLOT POINTS TO FOLLOW:]

SMALL CAP FUND--INVESTMENT CLASS, RUSSELL 2000 INDEX, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL CAP GROWTH FUNDS AVERAGE
GROWTH OF A $10,000 INVESTMENT (SINCE OCTOBER 21, 1993) 1

         SMALL CAP FUND -          RUSSELL 2000   RUSSELL 2000 GROWTH       LIPPER SMALL CAP GROWTH
     INVESTMENT CLASS $35,875      INDEX $19,263      INDEX $15,269         FUNDS AVERAGE $20,478
10/93      10130                       10000             10000                   10000
3/94       10510                        9736              9568                    9736
9/94       11600                       10004              9804                    9899
3/95       14290                       10273             10265                   10509
9/95       18500                       12347             12567                   12989
3/96       21323                       13259             13485                   14308
9/96       23385                       13971             14151                   15724
3/97       17744                       13938             12701                   14330
9/97       27571                       18608             17456                   19769
3/98       26987                       19792             17930                   20734
9/98       19745                       15066             13121                   15256
3/99       26616                       16573             15950                   17555
9/99       28931                       17940             17402                   19794
3/00       43639                       22752             25368                   30267
9/00       40964                       22133             22564                   28775
3/01       35875                       19263             15269                   20478


--------------------------------------------------------------------------------
                                             AVERAGE ANNUAL TOTAL RETURNS
   Periods Ended                           1 Year     5 Years      Since
   March 31, 2001                                               10/21/93 1
--------------------------------------------------------------------------------
 Small Cap Fund--Investment Class           (17.79)%     10.97%     18.73%
--------------------------------------------------------------------------------
1 The Fund's inception date.
PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All performance assumes the reinvestment of dividend and capital gain distributions. Performance would have been lower during the specified periods if certain fees and expenses had not been waived by theAdvisor and Administrator. The Russell 2000 Index is an unmanaged index which tracks the common stock price movement of 2000 of the smallest companies in the Russell 3000 Index which measures the performance of the 3000 largest US companies based on total market capitalization. The Russell 2000 Growth Index is comprised of securities in the Russell 2000 Index with a greater than average growth orientation. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. On March 31, 2001, Lipper reclassified SmallCap Fund from the Lipper Mid Cap Growth Funds Average to the Lipper SmallCap Growth Funds Average.
Benchmark returns are for the period beginning October 31, 1993.

--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                                 MARCH 31, 2001
-----------------------------------------------------------------------------------------------
ASSETS
   Investment in Small Cap Portfolio, at value .................................   $251,544,389
   Receivable for capital shares sold ..........................................      1,331,814
   Prepaid expenses and other ..................................................         16,553
                                                                                   ------------
Total assets ...................................................................    252,892,756
                                                                                   ------------
LIABILITIES
   Payable for capital shares redeemed .........................................        254,619
   Due to Bankers Trust ........................................................        134,522
   Accrued expenses and other ..................................................         28,418
                                                                                   ------------
Total liabilities ..............................................................        417,559
                                                                                   ------------
NET ASSETS .....................................................................   $252,475,197
                                                                                   ------------
COMPOSITION OF NET ASSETS
   Paid-in capital .............................................................   $233,028,597
   Expenses in excess of income ................................................       (761,748)
   Accumulated net realized gain from investment transactions ..................     15,321,694
   Net unrealized appreciation on investments ..................................      4,886,654
                                                                                   ------------
NET ASSETS .....................................................................   $252,475,197
                                                                                   ============
SHARES OUTSTANDING ($0.001 par value per share, unlimited number of shares
   authorized) .................................................................     11,416,048
                                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   (net assets divided by shares outstanding) ..................................       $  22.12
                                                                                   ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                                FOR THE SIX MONTHS ENDED
                                                                                          MARCH 31, 2001
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income allocated from Small Cap Portfolio, net .....................................      $  145,426
                                                                                           ------------
EXPENSES
   Administration and services fees ...................................................         907,153
   Professional fees ..................................................................          16,409
   Printing and shareholder reports ...................................................          15,612
   Registration fees ..................................................................          14,303
   Trustees fees ......................................................................           4,052
   Miscellaneous ......................................................................           1,876
                                                                                           ------------
Total expenses ........................................................................         959,405
Less: fee waivers or expense reimbursements ...........................................         (52,231)
                                                                                           ------------
Net expenses ..........................................................................         907,174
                                                                                           ------------
EXPENSES IN EXCESS OF INCOME ..........................................................        (761,748)
                                                                                           ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from investment transactions .....................................      15,638,023
   Net change in unrealized appreciation/depreciation on investments ..................     (53,323,079)
                                                                                           ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .......................................     (37,685,056)
                                                                                           ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ............................................    $(38,446,804)
                                                                                           ============

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX                   FOR THE
                                                                         MONTHS ENDED                 YEAR ENDED
                                                                       MARCH 31, 2001 1       SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Expenses in excess of income ......................................    $     (761,748)         $  (1,640,294)
   Net realized gain from investment transactions ....................        15,638,023             70,508,721
   Net change in unrealized appreciation/depreciation
     on investments ..................................................       (53,323,079)            19,244,310
                                                                          --------------          -------------
Net increase (decrease) in net assets from operations ................       (38,446,804)            88,112,737
                                                                          --------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment transactions ....................       (17,048,548)           (32,546,199)
                                                                          --------------          -------------
CAPITAL SHARE TRANSACTIONS
   Proceeds from sales of shares .....................................       337,291,734            622,544,178
   Dividend reinvestments ............................................        12,124,371             22,159,906
   Cost of shares redeemed ...........................................      (333,915,291)          (624,073,187)
                                                                          --------------          -------------
Net increase in net assets from capital share
   transactions ......................................................        15,500,814              20,630,897
                                                                          --------------          -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................       (39,994,538)            76,197,435
NET ASSETS
   Beginning of period ...............................................       292,469,735            216,272,300
                                                                          --------------          -------------
   End of period .....................................................    $  252,475,197          $ 292,469,735
                                                                          ==============          =============

--------------------------------------------------------------------------------
1 Unaudited.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            FOR THE SIX
                                           MONTHS ENDED
                                              MARCH 31,                          FOR THE YEARS ENDED SEPTEMBER 30,
                                                  2001 1         2000        1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE, BEGINNING OF PERIOD ...........    $26.95       $21.89     $14.96     $23.68     $21.66     $18.50
                                                    ------       ------     ------     ------     ------     ------
INCOME FROMINVESTMENT OPERATIONS
   Expenses in excess of income ................     (0.07)       (0.15)     (0.15)     (0.18)     (0.14)     (0.12)
   Net realized and unrealized gain (loss)
      on investments ...........................     (3.19)        8.53       7.13      (6.24)      3.58       4.65
                                                    ------       ------     ------     ------     ------     ------
Total from investment operations ...............     (3.26)        8.38       6.98      (6.42)      3.44       4.53
                                                    ------       ------     ------     ------     ------     ------
DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain from investment
     transactions ..............................     (1.57)       (3.32)     (0.05)     (1.04)     (1.42)     (1.37)
   In excess of net realized gains .............        --           --         --      (1.26)        --         --
                                                    ------       ------     ------     ------     ------     ------
Total distributions ............................     (1.57)       (3.32)     (0.05)     (2.30)     (1.42)     (1.37)
                                                    ------       ------     ------     ------     ------     ------
NET ASSET VALUE, END OF PERIOD .................    $22.12       $26.95     $21.89     $14.96     $23.68     $21.66
                                                    ======       ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN ........................    (12.42)%      41.59%     46.52%    (28.38)%    17.90%     26.41%
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) ............................  $252,475     $292,470   $216,272   $172,310   $286,322   $242,236
   Ratios to average net assets:
   Expenses in excess of income ................     (0.55)%2     (0.60)%    (0.74)%    (0.87)%    (0.89)%    (0.70)%
     Expenses after waivers,
        including expenses of the
        Small Cap Portfolio ....................      1.25%2       1.25%      1.25%      1.25%      1.25%      1.25%
     Expenses before waivers,
        including expenses of the
        Small Cap Portfolio ....................      1.46%2       1.44%      1.46%      1.44%      1.28%      1.47%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BT Investment Funds (the `Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Trust was organized on July 21, 1986, as a business trust under the laws of the Commonwealth of Massachusetts. Small Cap Fund--Investment Class (the `Fund') is one of the funds offered to investors by the Trust. The Fund began operations and offering shares on October 21, 1993.

The Fund seeks to achieve its investment objective by investing substantially all of its assets in the Small Cap Portfolio, a series of BT Investment Portfolios (the `Portfolio'). The Portfolio is an open-end management investment company registered under the Act. The value of the investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. At March 31, 2001, the Fund's investment was approximately 100% of the Portfolio.

On March 8, 2001, the Trustees of the Trust, on behalf of the Fund, voted to redeem the Funds interest from the portfolio and to operate as a stand alone fund.The redemption will take place if it is determined that the master/feeder structure is no longer required.

The financial statements of the Portfolio, including a list of assets held, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

B. VALUATION OF SECURITIES
Valuation of securities by the Portfolio is discussed in Note 1B of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

C. INVESTMENT INCOME
The Fund earns income, net of expenses, daily on its investment in the Portfolio. All of the net investment income and realized and unrealized gains and losses from securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. DISTRIBUTIONS
It is the Fund's policy to declare and distribute dividends quarterly to shareholders from net investment income. Dividends and distributions payable to shareholders are recorded by the Fund on the ex-dividend date. Distributions of net realized short-term and long-term capital gains, if any, earned by the Fund are made annually to the extent they exceed capital loss carryforwards.

E. FEDERAL INCOME TAXES
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Fund may periodically make reclassifications among certain of its capital accounts as a result of differences in the characterization and allocation of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.

F. OTHER
The Trust accounts separately for the assets, liabilities, and operations of each of its funds. Expenses directly attributable to a fund are charged to that fund, while expenses that are attributable to the Trust are allocated among the funds in the Trust.

G. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the UnitedStates requires management to make estimates and assumptions that affect the reported amounts in the financial statements.
Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Fund has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly-owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and other services to the Fund. The Trust has entered into an agreement with InvestmentCompany Capital Corp., an indirect wholly owned subsidiary of Deutsche Bank AG, to



--------------------------------------------------------------------------------

Small Cap Fund--Investment Class
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)


provide transfer agency services to the Trust. All of these services are provided in return for a fee computed daily and paid monthly at an annual rate of .65% of the Fund's average daily net assets.

Bankers Trust has contractually agreed to waive its fees and reimburse expenses of the Fund through January 31, 2002 to the extent necessary to limit all expenses to 1.25% of the average daily net assets of the Fund, including expenses of the Portfolio.

NOTE 3--CAPITAL SHARE TRANSACTIONS
At March 31, 2001 there were an unlimited number of shares authorized. Transactions in capital shares were as follows:

            For the Six Months Ended           For the Year Ended
                      March 31, 2001           September 30, 2000
              ----------------------         --------------------
                  Shares      Amount             Shares    Amount
              ----------  ----------          --------- ---------
Sold       13,530,821  $ 337,291,734    24,179,824  $ 622,544,178
Reinvested    521,030     12,124,371       994,610     22,159,906
Redeemed  (13,488,272)  (333,915,291)  (24,203,140)  (624,073,187)
           ----------  -------------   -----------  -------------
Net increase  563,579  $  15,500,814       971,294  $  20,630,897
           ==========  =============   ===========  =============

NOTE 4--FUND MERGER
At its meeting on August 19, 1999, the Board of Trustees approved a tax-free transfer of substantially all of the assets of Smaller Companies Fund, an affiliate of the Trust, to SmallCap Fund and assumption by Small Cap Fund of all of the liabilities of Smaller Companies Fund, in exchange solely for the shares of common stock of SmallCap Fund and the distribution of shares ofSmall Cap Fund to the shareholders of Smaller Companies Fund in liquidation of Smaller Companies Fund.The merger is expected to occur on or about May 31, 2001.


--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001 (Unaudited)

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              INVESTMENTS IN UNAFFILIATED ISSUERS
              COMMON STOCKS--96.22%
              AUTOS AND TRANSPORTATION--9.12%
    192,200   Atlantic Coast Airlines
              Holdings, Inc.1 ........... $  4,036,200
     40,900   BorgWarner, Inc. ..........    1,638,863
    111,500   Cooper Tire & Rubber ......    1,265,525
     65,300   Oshkosh Truck Corp.--Class B   2,318,150
     62,600   Skywest, Inc. .............    1,455,450
    203,000   Swift Transportation Co.,
              Inc.1 .....................    3,755,500
     63,800   Tidewater, Inc. ...........    2,883,760
    177,800   USfreightways Corp. .......    5,600,700
                                            ----------
                                            22,954,148
                                            ----------
              CONSUMER DISCRETIONARY--14.36%
    121,300   Bally Total Fitness Holding 1  3,572,285
    126,900   Chico's FAS, Inc.1 ........    4,163,906
     92,550   Christopher & Banks Corp.1     2,788,069
    114,700   Furniture Brands
              International, Inc.1 ......    2,718,390
    124,000   Freemarkets, Inc.1 ........    1,181,875
    115,700   Genesco, Inc.1 ............    3,170,180
    238,000   Gildan Activewear, Inc.--
              Class A 1 .................    4,319,700
     75,600   Men's Wearhouse, Inc.1 ....    1,631,448
    108,400   Mohawk Industries, Inc.1 ..    3,043,872
     78,000   Rare Hospitality
              International, Inc.1 ......    1,940,250
     80,500   Salton, Inc.1 .............    1,223,600
    164,300   Sonic Corp.1 ..............    4,117,769
    124,400   WMS Industries, Inc.1 .....    2,239,200
                                            ----------
                                            36,110,544
                                            ----------
              CONSUMER STAPLES--2.18%
     64,800   American Italian Pasta Co.1    2,073,600
     47,500   Constellation Brands, Inc.--
              Class A 1 .................    3,408,125
                                            ----------
                                             5,481,725
                                            ----------
              FINANCIAL SERVICES--11.37%
     54,700   AmeriCredit Corp.1 ........    1,773,921
    111,600   Annuity and Life Re .......    3,320,100
     18,100   Anthracite Capital, Inc. ..      174,665
     69,200   Astoria Financial Corp. ...    3,697,875
    271,500   Commercial Federal Corp. ..    6,054,450
    174,100   Hibernia Corp.--Class A ...    2,432,177
    168,500   Labranche & Company, Inc.1     5,418,960
     54,200   Landamerica Financial
              Group, Inc. ...............    1,928,436
    103,200   South Financial Group
              (The), Inc. ...............    1,470,600
    273,700   Sovereign Bancorp, Inc. ...    2,317,897
                                            ----------
                                            28,589,081
                                            ----------

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              HEALTH CARE--14.39%
    163,650   Accredo Health, Inc.1 .....  $ 5,349,309
     24,300   Aurora Biosciences Corp.1 .      434,362
    238,300   Caremark Rx, Inc.1 ........    3,107,432
    169,700   Cell Genesys, Inc.1 .......    2,418,225
    124,700   Coventry Health Care, Inc.1    2,065,344
    121,600   Priority Healthcare Corp.--
              Class B 1 .................    4,590,400
     76,750   Province Healthcare Co.1 ..    2,336,078
    247,100   Resmed, Inc.1 .............    9,982,840
     73,800   Sonosite, Inc.1 ...........      834,862
     53,900   Trigon Healthcare, Inc.1 ..    2,775,850
    319,500   Xoma Ltd.1 ................    2,301,398
                                            ----------
                                            36,196,100
                                            ----------
              MATERIALS AND PROCESSING--7.97%
    101,000   Applied Films Corp.1 ......    1,167,813
     56,500   Bowater, Inc. .............    2,678,100
    167,400   Dal-Tile International, Inc.1  2,519,370
     24,500   Jacobs Engineering Group, Inc. 1,421,000
    193,700   LNR Property Corp.1 .......    5,491,395
     67,300   Lone Star Technologies, Inc.1  2,877,075
     56,500   Rayonier, Inc. ............    2,333,450
    123,100   Symyx Technologies Inc.1 ..    1,554,138
                                            ----------
                                            20,042,341
                                            ----------
              OTHER--0.77%
    104,200   Aerogen Inc.1 .............      442,850
     20,500   Devx Energy, Inc.1 ........      172,317
    117,600   Oil States International,
              Inc.1 .....................    1,323,000
                                            ----------
                                             1,938,167
                                            ----------
              OTHER ENERGY--12.03%
     27,900   Arch Coal, Inc. ...........      836,442
     97,500   Barrett Resources Corp.1 ..    5,854,875
     59,100   Brown (Tom), Inc.1 ........    1,950,300
    361,000   Global Industries, Ltd.1 ..    5,257,062
    183,100   Marine Drilling Co., Inc.1     4,879,615
    116,700   Massey Energy Co. .........    2,791,464
    136,200   National-Oilwell, Inc.1 ...    4,716,606
    124,400   Veritas DGC, Inc.1 ........    3,974,580
                                            ----------
                                            30,260,944
                                            ----------

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS March 31, 2001 (Unaudited)

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              PRODUCER DURABLES--10.85%
    150,800   Belden, Inc. ..............  $ 3,023,540
    120,900   C&D Technologies, Inc. ....    3,336,840
    122,600   Credence Systems Corp.1 ...    2,513,300
     47,700   Dupont Photomasks, Inc.1 ..    2,093,028
    204,037   D.R. Horton, Inc. .........    4,315,383
    129,100   Lennar Corp. ..............    5,145,926
    114,600   Photronics, Inc.1 .........    2,829,188
    129,700   Rayovac Corp.1 ............    2,263,265
    112,200   SBA Communications Corp.1 .    1,774,162
                                          ------------
                                            27,294,632
                                          ------------
              TECHNOLOGY--7.98%
    150,000   Avid Technology, Inc.1 ....    2,006,250
     70,500   Bottomline Technologies,
              Inc.1 .....................      513,328
    154,900   Computer Network Technology
              Corp.1 ....................    1,723,262
     76,600   Documentum, Inc.1 .........      842,600
    220,400   FileNet Corp.1 ............    3,457,525
     81,700   Intranet Solutions, Inc.1 .    1,955,694
    188,500   Keane, Inc.1 ..............    2,450,500
    107,300   Mentor Graphics Corp.1 ....    2,213,063
     86,950   Park Electrochemical Corp.     1,965,070
    620,800   Western Digital Corp.1 ....    2,955,008
                                          ------------
                                            20,082,300
                                          ------------
              UTILITIES--5.20%
     88,600   Alamosa Holdings, Inc.1 ...      935,838
    213,600   Pac-West Telecomm, Inc.1 ..      747,600
    219,250   Philadelphia Suburban Co. .    5,165,530
    160,700   Price Communications Corp.1    2,765,658
     88,000   RGS Energy Group, Inc. ....    3,256,000
     30,600   US Unwired Inc.--Class A 1       206,550
                                          ------------
                                            13,077,176
                                          ------------
TOTAL COMMON STOCKS
   (Cost $237,140,504) ..................  242,027,158
                                          ------------

     SHARES   SECURITY                            VALUE
--------------------------------------------------------------------------------
              INVESTMENT IN AFFILIATED
              INVESTMENT COMPANIES
              MUTUAL FUND--4.08%
 10,265,320   Cash Management Fund
               Institutional ............ $ 10,265,320
                                          ------------
TOTAL INVESTMENT IN AFFILIATED
   INVESTMENT COMPANIES
   (Cost $ 10,265,320) ..................   10,265,320
                                          ------------
TOTAL INVESTMENTS
   (Cost 247,405,824) ........... 100.30% $252,292,478

LIABILITIES IN EXCESS OF
   OTHER ASSETS .................  (0.30)     (748,056)
                                  ------  ------------
NET ASSETS ...................... 100.00% $251,544,422
                                  ======  ------------

--------------------------------------------------------------------------------
1 Non-income producing security.




See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)


                                                                                      MARCH 31, 2001
----------------------------------------------------------------------------------------------------
ASSETS
   Investment in unaffiliated issuers, at value (cost $237,140,504) ................. $242,027,158
   Investments in affiliated investment companies, at value (cost $ 10,265,320) .....   10,265,320
   Dividend receivable 1 ............................................................      155,550
   Receivable for shares of beneficial interest subscribed ..........................      904,104
   Receivable for securities sold ...................................................      376,274
   Prepaid expenses and other .......................................................           39
                                                                                      ------------
Total assets ........................................................................  253,728,445
                                                                                      ------------
LIABILITIES
   Due to Bankers Trust .............................................................      129,726
   Payable for securities purchased .................................................    2,030,163
   Accrued expenses and other .......................................................       24,134
                                                                                      ------------
Total liabilities ...................................................................    2,184,023
                                                                                      ------------
NET ASSETS .......................................................................... $251,544,422
                                                                                      ============
COMPOSITION OF NET ASSETS
   Paid-in capital .................................................................. $246,657,768
   Net unrealized appreciation on investments .......................................    4,886,654
                                                                                      ------------
NET ASSETS .......................................................................... $251,544,422
                                                                                      ============

--------------------------------------------------------------------------------
1 Includes $50,160 from the Portfolio's investment in affiliated investment companies.


See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS (Unaudited)

                                                                    FOR THE SIX MONTHS ENDED
                                                                              MARCH 31, 2001
--------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Dividends from unaffiliated issuers ......................................  $     518,043
   Dividends from affiliated investment companies ...........................        465,670
                                                                               -------------
Total investment income .....................................................        983,713
                                                                               -------------
EXPENSES
   Advisory fees ............................................................        908,123
   Administration and services fees .........................................        139,711
   Professional fees ........................................................         17,125
   Trustees fees ............................................................          3,947
   Miscellaneous ............................................................          1,802
                                                                               -------------
Total expenses ..............................................................      1,070,708
Less: fee waivers or expense reimbursements .................................       (232,421)
                                                                               -------------
Net expenses ................................................................        838,287
                                                                               -------------
NET INVESTMENT INCOME .......................................................        145,426
                                                                               -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain from investment transactions ...........................     15,638,025
   Net change in unrealized appreciation/depreciation on investments ........    (51,554,625)
                                                                               -------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS .............................    (35,916,600)
                                                                               -------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..................................  $ (35,771,174)
                                                                               =============



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

                                                                          FOR THE SIX                    FOR THE
                                                                         MONTHS ENDED                 YEAR ENDED
                                                                       MARCH 31, 2001 1       SEPTEMBER 30, 2000
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
   Net investment income .............................................  $     145,426              $     134,476
   Net realized gain from investment transactions ....................     15,638,025                 70,508,730
   Net change in unrealized appreciation/depreciation
     on investments ..................................................    (51,554,625)                19,244,312
                                                                        -------------              -------------
Net increase (decrease) in net assets from operations ................    (35,771,174)                89,887,518
                                                                        -------------              -------------
CAPITAL TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
   Proceeds from capital invested ....................................    347,514,442                645,704,347
   Value of capital withdrawn ........................................   (362,187,178)              (648,908,543)
                                                                        -------------              -------------
Net decrease in net assets from capital transactions
   in shares of beneficial interest ..................................    (14,672,736)                (3,204,196)
                                                                        -------------              -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS ..............................    (50,443,910)                86,683,322
NET ASSETS
   Beginning of period ...............................................    301,988,332                215,305,010
                                                                        -------------              -------------
   End of period .....................................................  $ 251,544,422              $ 301,988,332
                                                                        =============              =============

--------------------------------------------------------------------------------
1 Unaudited.



See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                            FOR THE SIX
                                           MONTHS ENDED
                                              MARCH 31,                         FOR THE YEARS ENDED SEPTEMBER 30,
                                                   2001 1         2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period
     (000s omitted) .......................    $251,544       $301,988   $215,305   $173,271   $285,878   $245,615
   Ratios to average net assets:
     Net investment (expenses in
        excess of) income .................        0.10%2         0.05%     (0.09)%    (0.22)%    (0.24)%    (0.05)%
     Expenses after waivers ...............        0.60%2         0.60%      0.60%      0.60%      0.60%      0.60%
     Expenses before waivers ..............        0.77%2         0.76%      0.75%      0.77%      0.77%      0.77%
   Portfolio turnover rate ................          61%           136%       159%       182%       188%       159%

--------------------------------------------------------------------------------
1 Unaudited.
2 Annualized.

See Notes to Financial Statements.
--------------------------------------------------------------------------------

Small Cap Portfolio
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

A. ORGANIZATION
BTInvestment Portfolios (the `Trust') is registered under the Investment Company Act of 1940 (the `Act'), as amended, as an open-end management investment company. The Trust was organized on August 6, 1993 as an unincorporated Trust under the laws of New York. Small Cap Portfolio is a series of that Trust and began operations on October 21, 1993. The Declaration of Trust permits the Board of Trustees (the `Trustees') to issue beneficial interests in the Portfolio.

On March 8, 2001, the Trustees of theTrust, on behalf of the Portfolio, approved a redemption in kind from the Portfolio to the Small Cap Fund.The redemption will take place if it is determined that the master/feeder structure is no longer required.

B. VALUATION OF SECURITIES
The Portfolio's investments listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on their closing price. Short-term debt securities are valued at market value until such time as they reach a remaining maturity of 60 days, whereupon they are valued at amortized cost using their value on the 61st day. All other securities and other assets are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees.

C. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
Securities transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and accretion of discount on investments. Expenses are recorded as incurred. Realized gains and losses from securities transactions are recorded on the identified cost basis.

All of the net investment income and realized and unrealized gains and losses from the securities transactions of the Portfolio are allocated pro rata among the investors in the Portfolio at the time of such determination.

D. FEDERAL INCOME TAXES
The Portfolio is considered a Partnership under the Internal Revenue Code. Therefore, no federal income tax provision is necessary.

E. ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

NOTE 2--FEES AND TRANSACTIONS WITH AFFILIATES
The Portfolio has entered into an Administration and Services Agreement with Bankers Trust Company (`Bankers Trust'), an indirect wholly owned subsidiary of Deutsche Bank AG. Under this agreement, Bankers Trust provides administrative, custody and other services to the Portfolio. These services are provided in return for a fee computed daily and paid monthly at an annual rate of .10% of the Portfolio's average daily net assets.

The Portfolio has entered into an Advisory Agreement with Bankers Trust. Under this agreement, the Portfolio pays Bankers Trust a fee computed daily and paid monthly at an annual rate of .65% of the Portfolio's average daily net assets.

The Portfolio may invest in Cash Management Fund Institutional (`Cash Management'), currently an open-end management investment company managed by Bankers Trust. After April 30, 2001, Cash Management will be managed by Deutsche Asset Management, Inc. (DeAM,Inc.). Cash Management is offered as a cash management option to the Portfolio and other accounts managed by Bankers Trust.

At March 31, 2001, the Portfolio was a participant with other affiliated entities in a revolving credit facility in the amount of $200,000,000, which expires April 26, 2002. A commitment fee on the average daily amount of the available commitment is payable on a quarterly basis and apportioned among all participants based on net assets. No amounts were drawn down or outstanding for this fund under the credit facility for the six months ended March 31, 2001.



--------------------------------------------------------------------------------

Small Cap Portfolio

NOTES TO FINANCIAL STATEMENTS (Unaudited)


NOTE 3--PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended March 31, 2001 were $164,072,022 and $165,365,976, respectively.

For federal income tax purposes, the tax basis of investments held at March 31, 2001 was $247,405,824. The aggregate gross unrealized appreciation for all investments at March 31, 2001 was $42,269,432 and the aggregate gross unrealized depreciation for all investments was $37,382,778.

NOTE 4--SUBSEQUENT EVENT
Prior to April 30, 2001, Bankers Trust served as the investment advisor to the Portfolio pursuant to an Advisory Agreement.As of April 30, 2001, Deutsche Asset Management,Inc. (DeAM,Inc.) serves as investment advisor to the Portfolio.



--------------------------------------------------------------------------------

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

For information on how to invest, shareholder account information and current price and yield information, please contact your relationship manager or write to:
                                    DEUTSCHE ASSET MANAGEMENT SERVICE CENTER
                                    P.O. BOX 219210
                                    KANSAS CITY, MO 64121-9210
or call our toll-free number:       1-800-730-1313

This report must be preceded or accompanied by a current prospectus for the Fund.

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. BrownInc., Deutsche Asset Management,Inc., and Deutsche Asset Management Investment Services Limited.


Small Cap Fund--Investment Class                               CUSIP #055922769
                                                                   1698SA (5/01)
Distributed by:
ICC Distributors, Inc.